UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☐   Filed by a Party other than the Registrant ☒

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

World Energy Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

MR. PHILIP G. FLOOD, AND MRS. MARIE MARGARET FLOOD, AS TRUSTEES OF

THE PHILIP G. FLOOD LIVING TRUST

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tampa, Florida

October     , 2007

TO THE SHAREHOLDERS

OF WORLD ENERGY SOLUTIONS, INC.:

This proxy statement is being furnished by MR. PHILIP G. FLOOD AND MRS. MARIE MARGARET FLOOD, AS TRUSTEES OF THE PHILIP G. FLOOD LIVING TRUST, A SHARHOLDER OF WORLD ENERGY SOLUTIONS, INC., a Florida corporation (the “Company”), on or about October     , 2007, to other Shareholders of the Company in connection with the solicitation of a written consent from the shareholders of the Company in lieu of a General Meeting or Special Meeting of Shareholders (the “Written Consent”), seeking approval for (i) the removal of Benjamin C. Croxton and Keith Drucker from the Board of Directors of the Company, (ii) the election of Philip G. Flood and Robert Depalo to the Board of Directors of the Company to fill the vacancies on the Board of Directors created by the removal of Mr. Croxton and Mr. Drucker, (iii) an amendment to the By-Laws of the Company to establish a classified Board of Directors, (iv) an amendment to the By-Laws of the Company to provide that directors may be removed only for cause prior to the expiration of such directors term, and (v) an amendment to the By-Laws of the Company to eliminate the right to take shareholder vote by written action. Proposals three, four and five are contingent upon the passage of Proposals one and two. Should Proposal one and two fail to pass then Proposals three, four and five will no longer be considered. Also, Mike Prentice, Dr. Robert C. Kratz, and Robert Depalo, are identified as participants in organizing, directing, and financing this Solicitation. Mr. Flood, together with Messrs. Prentice, Kratz and Depalo are sometimes referred to herein as the “Participants.” THIS SOLICITATION OF WRITTEN CONSENTS IS NOT BEING MADE BY THE COMPANY OR THE BOARD OF DIRECTORS OF THE COMPANY, ACTING AS A GROUP.

Shareholders who own Common Stock on October 8, 2007, the record date, will be entitled to vote on the matters set forth in the written consent. A copy of the Written Consent is attached as Appendix “A” to this Proxy Statement.

The execution of a written consent by the holders of a majority in interest of the Company’s outstanding common stock is necessary to effectuate shareholders approval by written consent. A Proxy Statement and Written Consent are being mailed with this notice. Please sign, date and return the written consent, as promptly as practicable, by means of the enclosed envelope. If you receive more than one proxy statement (because of different addresses of stockholdings), please fill in and return each written consent.

You may return your written consent to Attn: Dr. Robert C. Kratz, 13101 N. Florida Ave., Tampa, FL 33612

Respectfully Submitted by:

Mr. Philip G. Flood,
Trustee of The Philip G. Flood Living Trust

Mrs. Marie Margaret Flood,
Trustee of The Philip G. Flood Living Trust

Enclosures

WORLD ENERGY SOLUTIONS, INC.

2007 PROXY STATEMENT

WORLD ENERGY SOLUTIONS, INC.

PROXY STATEMENT

SOLICITATION FOR WRITTEN CONSENT OF SHAREHOLDERS

OCTOBER, 2007

This Proxy Statement is being furnished to some or all holders of record of one or more outstanding shares of the single class of common capital stock authorized for issuance by the Articles of Incorporation of World Energy Solutions, Inc. (the “Company,”), for his, her or its use in submitting a written consent of the Company’s shareholders to the proposed actions described below. Each copy of this Proxy Statement being mailed or otherwise delivered to shareholders is accompanied by a Written Consent, and such materials were first delivered to shareholders of the Company on or about October     , 2007. Shareholders who own Common Stock on October 8, 2007, the record date, will be entitled to vote on the matters described below and set forth in the written consent attached as Appendix “A” to this Proxy Statement.

As of October 8, 2007, there were 25,776,184 shares of common stock issued and outstanding; constituting all of the voting stock of the Company entitled to vote on shareholder action. Such number of shares issued and outstanding does not include (i) 4,449,551 shares of common stock issued to Rachel Steele and affiliates of Rachel Steele and reported as cancelled in the Company’s 8-K dated July 18, 2007, and (ii) the contested issuance of 7,500,000 shares of Common Stock to UTEK Corporation. The cancellation of shares held by Rachel Steele and affiliates of Rachel Steele is subject to a pending lawsuit, World Energy Solutions, Inc. v. David Weintraub, et al., No. 06-8968-CI-20 (Cir. Ct. Pinellas Cty.) Dr. Robert C. Kratz, a member of the Board of Directors and participant in this solicitation, has notified the Company that the potential issuance of 7,500,000 shares to UTEK Corporation was not approved by the Board of Directors at a properly called meeting. The potential issuance of 7,500,000 shares to UTEK Corporation was reported by World Energy Solutions, Inc. in an 8-K filed October 5, 2007.

Each share of issued and outstanding common stock is entitled to one vote. The Company’s only class of issued and outstanding preferred stock is non-voting.

If you intend to submit a written consent, all written consents must be returned no later than December     , 2007. Written Consents should be submitted as Follows: Attention: Dr. Robert C. Kratz, 13101 N. Florida, Ave., Tampa, FL 33612. PLEASE NOTE THAT THIS PROXY STATEMENT RELATES TO PROPOSED ACTIONS TO BE TAKEN BY WRITTEN CONSENT OF THE SHAREHOLDERS OF THE COMPANY, IN LIEU OF A SHAREHOLDER MEETING.

REVOCABILITY OF WRITTEN CONSENT

Any holder of the Company’s common stock who shall have delivered a written consent may revoke it at any time before the date the Company receives the required number of consents to authorize the proposed actions by giving notice of revocation in writing to the Company. Any notice of revocation should be sent to WORLD ENERGY SOLUTIONS, INC., 3900 31st St. North, St. Petersburg, Florida

33714. The written consent will not be revoked by subsequent death or incapacity of the shareholder executing the written consent unless, before the date the Company receives the required number of consents to authorize the proposed actions, notice of such death or incapacity is filed with the Company. If the written consent is properly executed but instructions are not given with regard to a particular voting matter, the shareholder will be considered to have withheld his, her or its consent with regard to such particular voting matter for which instructions are not given, but not with regard to other matters for which instructions are given.

PERSONS MAKING THE SOLICITATION

THIS SOLICITATION OF WRITTEN CONSENTS IS MADE BY MR. PHILIP G. FLOOD AND MRS. MARIE MARGARET FLOOD, AS TRUSTEES OF THE PHILIP G. FLOOD LIVING TRUST, A SHAREHOLDER OF WORLD ENERGY SOLUTIONS, INC. IN ADDITION, MIKE PRENTICE, DR. ROBERT C. KRATZ, AND ROBERT DEPALO ARE PARTICIPANTS IN ORGANIZING, DIRECTING, AND FINANCING THIS SOLICITATION. THIS SOLICITATION OF WRITTEN CONSENTS IS NOT BEING MADE BY THE COMPANY OR THE BOARD OF DIRECTORS OF THE COMPANY, ACTING AS A GROUP. NEITHER THE COMPANY NOR THE BOARD OF DIRECTORS OF THE COMPANY, ACTING AS A GROUP, HAS INDICATED THEIR SUPPORT FOR ANY OF THE PROPOSALS SET FORTH HEREIN.

Neither Mr. Flood nor Mr. Depalo currently serve on the Board of Directors, but both of them are nominees should vacancies exist upon the proposed removal of two existing members of the Board of Directors, pursuant to the Proposals set forth below. Both Dr. Kratz and Mr. Prentice are members of a the Board of Directors of the Company. The Board of Directors currently consists of five members. Dr. Kratz and Mr. Prentice are participating in this Solicitation as shareholders, not in their capacity as members of the Board of Directors.

Written Consents may be solicited from stockholders by mail, telephone, telegrams, facsimile and other electronic communications, and from personal solicitation. Phone calls, electronic communications, and personal solicitation will be made by Mr. Phillip G. Flood, Mike Prentice, Dr. Robert C. Kratz, and Robert Depalo, for which no additional compensation will be paid.

The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting written consents will be borne by Mr. Phillip G. Flood, Mike Prentice, Dr. Robert C. Kratz, and Robert Depalo. Although no precise estimate can be made at the present time, the participants currently estimate that the total expenditures relating to this solicitation will be approximately $40,000 of which $10,000 has been incurred to date. The participants intend to seek reimbursement from the Company for those expenses incurred by the participants, if the participants nominees are elected, but do not intend to submit the question of such reimbursement to a vote of the Shareholders.

The Participants for this Solicitation own in the aggregate 9,150,000 shares of Common Stock, representing approximately 35% of the shares of Common Stock issued and outstanding. Such percentage of ownership is based on approximately 25,776,184 shares of common stock issued and outstanding as of October 8, 2007, which such amount does not include (i) the 4,449,551 shares of common stock originally issued to Rachel Steele and affiliates of Rachel Steele and subsequently cancelled by the Company, and (ii) the contested issuance of 7,500,000 shares of Common Stock to UTEK Corporation, contested by Dr. Robert C. Kratz, as a member of the Board of Directors.

RECORD DATE; PROPOSALS TO BE VOTED UPON

The record date for determining the holders of stock entitled to take action by written consent is October 8, 2007, the date that the first signed written consent was delivered to the Company. As of October 8, 2007, there were 25,776,184 shares of common stock issued and outstanding; constituting all of the voting stock of the Company entitled to vote on shareholder action. Such number of shares issued and outstanding does not include (i) 4,449,551 shares of common stock issued to Rachel Steele and affiliates of Rachel Steele and reported as cancelled in the Company’s 8-K dated July 18, 2007, and (ii) the contested issuance of 7,500,000 shares of Common Stock to UTEK Corporation. The cancellation of the shares held by Rachel Steele and affiliates of Rachel Steele is subject to a pending lawsuit, World Energy Solutions, Inc. v. David Weintraub, et al., No. 06-8968-CI-20 (Cir. Ct. Pinellas Cty.) Dr. Robert C. Kratz, a member of the Board of Directors and participant in this solicitation, has notified the Company that the potential issuance of 7,500,000 shares to UTEK Corporation was not approved by the Board of Directors at a properly called meeting. The potential issuance of 7,500,000 shares to UTEK Corporation has been reported by World Energy Solutions, Inc. on an 8-K filed October 5, 2007.

Each share of common stock is entitled to one vote. The execution of a written consent by the holders of a majority of the Company’s issued and outstanding common stock is necessary to effectuate the shareholders approval by written consent. No written consent shall be effective to take the corporate action referred to herein unless written consents signed by the number of holders required to take action are delivered to the Company by December     , 2007. Within ten days after obtaining authorization by written consent, notice must be given to those shareholders who have not consented in writing or who were not entitled to vote on the action.

The shareholders receiving this proxy statement are being asked to consider and give the consent to the following Proposals:

* Removal of Benjamin C. Croxton and Keith Drucker from the Board of Directors of the Company;

* Election of Philip G. Flood and Robert Depalo to the Board of Directors of the Company, to fill the vacancies on the Board of Directors created if Benjamin C. Croxton and Keith Drucker are removed from the Board of Directors;

* Amending the By-Laws of the Company to establish staggered terms for the members of the Board of Directors, the term of office of those of the first class to expire at the annual meeting next ensuing; of the second class one (1) year thereafter; and of the third class two (2) years thereafter (note that this Proposal is contingent upon the passage of the first two Proposals. Should the first two Proposals fail to pass, this Proposal will no longer be considered);

* Amending the By-Laws of the Company to provide that directors may be removed only for cause prior to the expiration of such directors term (note that this Proposal is contingent upon the passage of the first two Proposals. Should the first two Proposals fail to pass, this Proposal will no longer be considered); and

* Amending the By-Laws of the Company to eliminate the right of shareholders to take corporate action by written action, without a meeting (note that this Proposal is contingent upon the passage of the first two Proposals. Should the first two Proposals fail to pass, this Proposal will no longer be considered).

All written consents returned will be tabulated by the Secretary of the Company, who will tabulate those shareholders approving the Proposals set forth herein by written consent.

Quorum Required

The Company’s By-Laws, Article III, Section 7, provide that the holders of a majority of the shares entitled to vote, present in person or represented by valid proxy, shall constitute a quorum.

Vote Required

Proposals three and four are considered anti-takeover proposals by the SEC per release No. 34-15230 (Oct. 13, 1978). Proposal five may also be considered an anti-takeover proposal.

PROPOSAL ONE: To remove Benjamin C. Croxton and Keith Drucker from the Board of Directors of the Company by written consent, a majority of the common stock outstanding on the record date must approve such action by written consent.

PROPOSAL TWO: To elect Philip G. Flood and Robert Depalo to serve as members of the Board of Directors of the Company by written consent, to fill the vacancies on the Board of Directors created by removal of Benjamin C. Croxton and Keith Drucker from the Board of Directors, a majority of the common stock outstanding on the record date must approve such action by written consent.

PROPOSAL THREE: To approve an amendment to the Company’s By-Laws to establish staggered terms for the members of the Board of Directors by written consent, a majority of the common stock outstanding on the record date must approve such action by written consent. (note that this Proposal is contingent upon the passage of the first two Proposals. Should the first two Proposals fail to pass, this Proposal will no longer be considered).

PROPOSAL FOUR: To approve an amendment to the Company’s By-Laws to provide that members of the Board of Directors may only be removed for cause, a majority of the common stock outstanding on the record date must approve such action by written consent. (note that this Proposal is contingent upon the passage of the first two Proposals. Should the first two Proposals fail to pass, this proposal will no longer be considered).

PROPOSAL FIVE: To approve an amendment to the Company’s By-Laws eliminating the right of shareholders to take corporate action by written action without a meeting, a majority of the common stock outstanding on the record date must approve such action by written consent. (note that this Proposal is contingent upon the passage of the first two Proposals. Should the first two Proposals fail to pass, this Proposal will no longer be considered).

Voting of Shares

If your shares of Common Stock are registered directly in your name, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to deliver your written consent directly to the Participants at Attention: Dr. Robert C. Kratz, 13101 N. Florida Ave., Tampa, FL 33612, or to the Company at 3900 31st St. North, St. Petersburg, Florida 33714. We have enclosed a written consent for you to use. See, Appendix “A”

If your shares are held in a brokerage account, or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you, together with a voting instruction card, by your broker or other nominee. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares for the written consent. Your broker or other nominee has enclosed or provided voting instructions for you to use in directing the broker or other nominee how to vote your shares.

Security Ownership of Certain Beneficial Owners, Management, and Nominees

The following table enumerates, as of October 8, 2007, certain information with respect to shares beneficially owned by (i) each person known by the soliciting group to be the beneficial owners of more than five percent (5%) of any class of the Company’s securities; (ii) each of the Company’s current directors and the executive officers, (iii) each of the proposed directors, and (iv) all current directors and executive officers as a group:

Name and Address of Beneficial Owner[1],[2]	Title	Shares Beneficially Owned	Percentage of Class[3]
Benjamin C. Croxton 3900A 31st Street N St. Petersburg, Fl 33714	Director and Chief Executive Officer	5,219,000	20.2%

Mike Prentice 3900A 31st Street N St. Petersburg, Fl 33714	Director and President	4,500,000	17.5%

Dr. Robert C. Kratz 10110 Tarpon Springs Rd. Odessa, Fl 33556	Director	2,000,000	7.8%

Peter W. James 3900A 31st Street N St. Petersburg, Fl 33714	Director	330,000	1.3%

Keith Drucker 3900A 31st Street N St. Petersburg, Fl 33714	Director	0	0.0%

Robert J. Depalo 1321 Indian Trail N. Palm Harbor, FL 34683	Proposed Director	1,000,000	3.9%

Philip G Flood (held in the Philip G. Flood Living Trust) 2302 S. Occident St. Tampa, FL 33629	Proposed Director	1,650,000	6.4%

UTEK Corporation 2109 E. Palm Avenue Tampa, FL 33605		6,951,672[4]	25.6%

Rachel Steele[1]		4,373,008	17.0%

All of the current Directors & Officers of the Company (5 persons)		12,049,000	46.7%

Proposed directors as a group (2 persons)		2,650,000	10.3%

[1]

The soliciting group has based the preparation of this table, in part, on: (i) the Form 10-KSB filed by the Company for fiscal year ending December 31, 2006, (ii) the Form 10-QSB’s filed by the Company for fiscal quarters ending March 31, 2007 and June 30, 2007, (iii) Form 8-K’s filed by the Company, and (iv) a shareholder’s listed dated as of August 24, 2007.

[2]

For purposes of this table, a person or group of persons is deemed to be the “beneficial owner” of any shares that such person has the right to acquire within 60 days following October 3, 2007. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days following October 8, 2007 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

[3]

Applicable percentage of ownership is based on approximately 25,776,184 shares of common stock issued and outstanding as of October 8, 2007. Such amount reflects (i) the cancellation of 4,449,551 shares of common stock held by Rachel Steele and affiliates of Rachel Steele reported in the Company’s 8-K dated July 18, 2007, and does not include (ii) the contested issuance of 7,500,000 shares of Common Stock to UTEK Corporation. The cancellation of shares held by Rachel Steele and affiliates of Rachel Steele is subject to a pending lawsuit, World Energy Solutions, Inc. v. David Weintraub, et al., No. 06-8968-CI-20 (Cir. Ct. Pinellas Cty.) Dr. Robert C. Kratz, a member of the Board of Directors, has notified the Company that the potential issuance of 7,500,000 shares to UTEK Corporation was not approved by the Board of Directors at a properly called meeting. The potential issuance of 7,500,000 shares to UTEK Corporation has been reported by World Energy Solutions, Inc. in an 8-K filed October 5, 2007.

[4]

As of October 8, 2007, UTEK was the record owner of 201,672 shares of common stock of World Energy Solutions, Inc. and 100,000 shares of Series A preferred stock. The Series A preferred shares are convertible into $4,050,000 worth of common shares of World Energy Solutions, Inc. at the option of UTEK at any time after October 10, 2007, with such stock being valued based on the average of the closing prices for the World Energy Solutions common stock for the 10 trading days prior to the conversion of the stock. If fully converted after October 10, 2007, the Series A preferred stock would convert into approximately 6,750000 shares of World Energy Solutions, Inc. common stock. Amount stated does not include the contested issuance of 7,500,000 shares of Common Stock to UTEK Corporation on or about October 3, 2007. Dr. Robert C. Kratz, a member of the Board of Directors, has notified the Company that the potential issuance of 7,500,000 shares to UTEK Corporation was not approved by the Board of Directors at a properly called meeting.

[5]

Rachel Steel’s beneficial ownership include 1,385,000 shares held by Rajax, Inc. and 2,000,000 shares held as custodian. On July 18, 2007 World Energy Solutions, Inc. filed an 8-K purporting to cancel most of Ms. Steele’s shares. The cancellation of shares held by Rachel Steele and affiliates of Rachel Steele is subject to a pending lawsuit, World Energy Solutions, Inc. v. David Weintraub, et al., No. 06-8968-CI-20 (Cir. Ct. Pinellas Cty.). Ms. Steele is no longer an officer or director of the Company.

Change of Control

Mike Prentice, Dr. Robert C. Kratz, Robert Depalo and Philip G. Flood may be seen as participating in an informal, unwritten arrangement with regard to World Energy Solutions, Inc. The participants in this group have an informal understanding among its members to seek to modify the composition of the board of directors by electing two new members to the board of directors and removing two current members of the board of directors. As a result of this understanding, the Participants may obtain control of the Board of Directors of the Company. The Participants do not have any formal agreements, in writing, or otherwise.

DIRECTORS AND EXECUTIVE OFFICERS

Because this solicitation for written consent is made on behalf of persons other than the registrant, the following information is furnished as to nominees of the persons making the solicitation. Also, information concerning the Participants in this Solicitation is provided below and at the Section titled “Information Disclosed as Part of this Information Statement.”

Information Concerning Nominees

The following table sets forth certain information concerning the nominees to fill the two vacancies should Benjamin C. Croxton and Keith Drucker be removed by written consent of a majority of the common stock outstanding on the record date. The information is based on data furnished by the nominees.

Name	Director Since	Age	Position Nominated For
Robert Depalo	Nominee	55	Director

Philip G. Flood	Nominee	77	Director

Certain Related Biographical Information About Director Nominees.

ROBERT DEPALO has been involved with World Energy Solutions, Inc. since the Company merged with Professional Technical Systems, Inc. in November of 2005. Prior to that, he was a consultant of Professional Technical Systems, Inc. Mr. Depalo is the President of RJD Technologies, Inc., a corporation which provides engineering consultation services. Prior to holding that position he was President of Centurion Worldwide Inc., which sold engineering products and services. As president of both companies, Mr. Depalo managed the day to day operations of the corporation as well as provided engineering expertise to its clients. Mr. Depalo attend State University at Farmingdale & Suffolk Community College, studying electronics. In addition he received two years of electronics training at Lewis A. Wilson Technological Center in Dix Hills, NY. He is a Microsoft Certified Systems Engineer & Cisco Certified Network Administrator. He received these certifications in 1999. In addition, he has been self employed running several electronics manufacturing companies since 1978. Mr. Depalo does not currently serve on the board of directors of a reporting company.

PHILIP G. FLOOD has extensive experience in serving as a member of a board of directors and in leadership positions. From 1982-1995 Mr. Flood was employed by TECO as Transport President of TECO Ocean Services & TECO Barge Line. He retired in March of 1995. From 1995-1997 he continued his relationship with TECO as a consultant. During this two year period he spent a considerable amount of time in South America exploring the possibility of expansion in that area. Since 1989, he has served on the Board of Directors of First Commercial Bank of Tampa. He was one of the Banks founding directors. As bank board member he is the Chairman of the Compensation Committee and a Member of the Audit Committee. He was director of the American Waterways Operators and Western Rivers Conference. Mr. Flood is a member of Society of Naval Architects and Marine Engineers. He has a chief engineers license unlimited granted by the United States Coast Guard which gives him the ability to perform engineering on diesel ships.

Transactions with Related Persons

On January 31, 2006, Robert Depalo entered into a Consulting Agreement (the “Agreement”) with World Energy Solutions, Inc. This agreement expires on March 21, 2008, and calls for Mr. Depalo to provide World Energy Solutions, Inc. with engineering consultation services. Under this agreement Mr. Depalo is compensated at a rate of $2,300 per week (approximately $119,600 annually) for his services. In addition, Mr. Depalo was granted the option to purchase 500,000 shares of restricted common stock of the Company with a strike price of one dollar and twenty five cents ($1.25). That option expired on October 1, 2007 and has not been exercised by Mr. Depalo. As further consideration for this agreement, Mr. Depalo was issued 100,000 shares of common stock by the Company in connection with an offering of securities conducted by the Company pursuant to SEC Form S-8. These shares were later canceled by mutual agreement. Mr. Depalo’s Consulting Agreement also provided that he would be reimbursed by World Energy Solutions, Inc. for any job related expenses including those related to travel, vehicle mileage, lodging and meals.

On January 31, 2006, Mike Prentice, a Participant in this Solicitation, entered into an Employment Agreement with World Energy Solutions, Inc. This agreement calls for Mr. Prentice to be compensated a base salary of $3,000 per week (approximately $156,000) per year. In addition, Mr. Prentice received 600,000 shares of newly issued shares of common stock from the Company. These shares were later canceled by mutual agreement. World Energy Solution Inc. also agreed to provide Mr. Prentice with Health Insurance at an estimated cost of $600 dollars per month.

Compliance with Section 16(a) of the Exchange Act

Neither Philip G. Flood nor Robert Depalo, the nominees to the board of Directors, were at any time during the past fiscal year a director, officer or beneficial owner of more than ten percent of any class of equity securities of the registrant registered pursuant to Section 13 (“reporting person”). Therefore, neither Mr. Flood nor Mr. Depalo had an obligation to file any Forms 3, 4 or 5 required by section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Because this solicitation for written consent is made on behalf of persons other than the registrant, the following information need be furnished only as to nominees of the persons making the solicitation and their associates. Therefore the following information is supplied as to (i) the two nominees for the Board of Directors, Robert Depalo and Philip G. Flood, to fill the two vacancies should Benjamin C. Croxton and Keith Drucker be removed by written consent; and (ii) those persons identified as Participants.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and principal position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation($)
Mike Prentice,	2006	$156,000	-0-	-0-	-0-	-0-	-0-	-0-
President, Director	2005	$18,000	-0-	-0-	-0-	-0-	-0-	-0-	(1)
Robert Kratz,	2006	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Director (2)	2005	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Philip G. Flood,	2005	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Director Nominee	2006	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Robert Depalo,	2005	-0-	-0-	-0-	-0-	-0-	-0-	119,600
Director Nominee (3)	2006	-0-	-0-	-0-	-0-	-0-	-0-	119,600

(1)	Does not include salary paid by Professional Technical Systems, Inc. On January 31, 2006, the Company entered into an employment agreement with Mr. Prentice. The agreement provide for an annual salary of $156,000 and the transfer of 600,000 shares of Company common stock. The common stock that was to be transferred to Mr. Prentice under his employment agreement has been cancelled. The employment agreement contains a non-compete agreement and provides for severance pay equal to one year base salary.
(2)	Mr. Kratz did not become a member of the board of directors until February 2007.
(3)	During 2005 & 2006 Mr. Depalo was retained by World Energy Solutions, Inc. under a consulting agreement. The terms of this agreement are discussed under related party transactions above. As a brief summary this agreement called for Mr. Depalo to be paid $2,300 per week for his consultation services. In addition, Mr. Depalo was given the option to purchase 500,000 shares of restricted common stock with a strike price of $1.25 exercisable until October 1, 2007. Mr. Depalo was also issued 100,000 shares of common stock, but these shares were later cancelled.

PROPOSAL NO. 1

REMOVAL OF DIRECTORS

There are currently five seats on the Board of Directors. The shareholders receiving this Solicitation are being asked by the Participants to consider and give his, her, or its consent to the removal of Benjamin C. Croxton and Keith Drucker from the Board of Directors of the Company by written consent. Such removal would be effective immediately upon delivery to the Company of written consents signed by a majority of the common stock outstanding on the record date, the number of holders required to take action.

THE AUTHOR OF THIS PROXY SOLICITATION RECOMMENDS A VOTE FOR REMOVAL OF THE ABOVE REFERENCED BOARD MEMBERS.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

There are currently five seats on the Board of Directors, two of which, if Proposal Number 1 is approved, will be vacant. The shareholders receiving this Solicitation are being asked by the Participants to consider and give his, her or its consent to the election of Philip G. Flood and Robert Depalo to the Board of Directors of the Company, to fill the vacancies on the Board of Directors created if Benjamin C. Croxton and Keith Drucker are removed. Such election would be effective immediately upon delivery to the Company of written consents signed by a majority of the common stock outstanding on the record date, the number of holders required to take action.

THE AUTHOR OF THIS PROXY SOLICITATION RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE REFERENCED NOMINEES.

PROPOSAL NO. 3

AMENDMENT OF CHARTER, BY-LAWS OR OTHER DOCUMENTS

Creating a Classified Board of Directors

This request for written consent proposes an amendment to the Company’s By-Laws. The Proposal would apply to Article IV, Section 3. The purpose of this Proposal is to create three classes of directors with each class consisting, as equally as possible, of the same number of directors. If this Proposal No. 3 is approved, the Board of Directors of the Company will be divided into three classes, consisting of Class I, Class II and Class III. Each director will serve for a term ending on the date of the third annual meeting of the shareholders following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term ending on the date of the annual meeting of the shareholders in 2008, each initial director in Class II shall serve for a term ending on the date of the annual meeting of the shareholders in 2009, and each initial director in Class III shall serve for a term ending on the date of the annual meeting of the shareholders in 2010. The Written Consent provides that the effectiveness of approval of this Proposal number three is contingent upon approval of Proposals one and two above. Such Proposal would be effective immediately upon delivery to the Company of written consents signed by a majority of the common stock outstanding on the record date, the number of holders required to take action.

Effect of the Approval of Proposal No. 3 – Classified Board of Directors

In the event that Proposals No. 1, 2 and 3 are approved by the shareholders by written consent, the Board of Directors will be classified and the classes and terms of the current board members and the above-named nominees for election to the Board by written consent will be as follows:

Class	Nominee	Initial Term
I	Peter W. James	One-year term expiring at the 2008 Annual Shareholders’ Meeting

II	Philip G. Flood	Two-year term expiring at the 2009 Annual Shareholders’ Meeting

II	Robert Depalo	Two-year term expiring at the 2009 Annual Shareholders’ Meeting

III	Robert Kratz	Three-year term expiring at the 2010 Annual Shareholders’ Meeting

III	Mike Prentice	Three-year term expiring at the 2010 Annual Shareholders’ Meeting

Purpose of Creating a Classified Board of Directors; Disadvantages of Creating a Classified Board

This Proposal is considered an anti-takeover Proposal by the SEC per release No. 34-15230 (Oct. 13, 1978).

To enhance continuity and stability of the Board of Directors and the policies formulated by the Board, this solicitation is proposing amendments to the By-Laws to provide for classification of the Board of Directors and certain related matters.

In the opinion of the author of this solicitation, the proposed amendments are desirable to help ensure stability and continuity in the management of the Company’s business and affairs. The author of this proxy solicitation also believes that the proposed amendments are desirable to help discourage hostile attempts to take control of the Company. Neither the Company’s Articles of Incorporation nor the By-Laws presently contain provisions that could be characterized as specific “anti-takeover” provisions.

The author of this proxy solicitation believes that substantial inequities can result to remaining shareholders of the company that has become the target of such takeover tactics. The threat of removal of the Company’s Board in these situations could severely curtail its ability to negotiate effectively with a potential purchaser. The Board would be deprived of time and information necessary to evaluate a takeover Proposal, to study alternative Proposals and to help maximize the price obtained in any transaction. Among other things, the Classified Board Amendments further reduce this threat to the removal of the Company’s Board of Directors by classifying the Board so that only one-third of its members are elected each year.

Although the author of this solicitation believes there are advantages to adopting a classified board, there may also be perceived disadvantages including, entrenchment of the members of the board of directors for longer terms, reducing the number of directors being considered for election at each meeting of shareholders, and generally reducing the shareholders participation in the election of directors on an annual basis.

Directors of the Company are presently elected by a plurality of the votes cast in an election of Directors, and holders of common stock are entitled to cast one vote for each share of Common Stock held. Under the Florida law, the affirmative vote of the holders of a majority of the Common Stock of the Company entitled to vote at the annual meeting of shareholder is required to adopt the proposed Amendments to the By-laws.

Amendment to By-Laws.

If Proposal No. 3 is approved by written consent, Article IV, Section 3 of the By-Laws shall be deleted in its entirety and replaced with the following:

“Section 3. Election and Term. At each annual meeting the Shareholders shall elect directors to hold office until the end of their term. The Board of Directors shall be divided into three classes. The number of directors elected to each class shall be as nearly equal in number as possible. Each director in the first class shall be elected to an initial term expiring at the next ensuing annual meeting of stockholders, each director in the second class shall be elected to an initial term expiring at the annual meeting of stockholders held one year thereafter and each director in the third class shall be elected to an initial term expiring at the annual meeting of stockholders held two years thereafter, in each case until his or her successor is duly elected and qualified or until his or her earlier resignation, death, incapacity or removal from office. The Company will use its best efforts to have an uneven number of directors on the Company’s Board of Directors after the third class of directors is elected. Upon expiration of the initial terms of office for each class of directors, the successor directors of each class shall be elected for a full term of three years, to serve until their successors are duly elected and qualified or until their earlier resignation, death, incapacity or removal from office. The Board of Directors shall apportion any increase or decrease in the number of directors among the classes as nearly equal in number as possible.”

THE AUTHOR OF THIS PROXY SOLICITATION RECOMMENDS A VOTE FOR THE ADOPTION OF THE ABOVE PROPOSED AMENDMENT.

PROPOSAL NO. 4

AMENDMENT OF CHARTER, BY-LAWS OR OTHER DOCUMENTS

For Cause Removal Prior to Expiration of Term

This request for written consent proposes an amendment to the Company’s By-Laws. The Proposal would apply to Article IV, Section 5. The purpose of this Proposal is to provide that a member of the board of directors may only be removed for cause prior to the expiration his or her term. The Written Consent provides that the effectiveness of approval of this Proposal number four is contingent upon approval of Proposals one and two above. Such Proposal would be effective immediately upon delivery to the Company of written consents signed by a majority of the common stock outstanding on the record date, the number of holders required to take action.

Purpose of Requiring For Cause Removal Prior to Expiration of Term

This Proposal is considered an anti-takeover Proposal by the SEC per release No. 34-15230 (Oct. 13, 1978).

To enhance continuity and stability of the Board of Directors and the policies formulated by the Board, this solicitation is proposing amendments to the By-Laws to provide that a board member may be removed only for cause prior to the expiration his or her term.

Unless superseded by a specific provision, such as this, providing otherwise, Florida law provides that any or all of the directors of a corporation may be removed with or without cause by a vote of the shareholder. Fla. Stat. 607.0808(1) (2007).

In the opinion of the author of this solicitation, the proposed amendments are desirable to help discourage hostile attempts to take control of the Company and ensure stability and continuity in the management of the Company’s business and affairs.

Although the author of this solicitation believes there are advantages to requiring for cause termination prior to the expiration of a board members term, there may also be perceived disadvantages including, entrenchment of the members of the board of directors.

Directors of the Company presently may be removed for any reason or without reason prior to the expiration the such director’s term.

Amendment to By-Laws.

If Proposal No. 4 is approved by written consent, Article IV, Section 5 of the By-Laws shall be deleted in its entirety and replaced with the following:

“Section 5. Removal: A director may only be removed for cause by the affirmative vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares entitled to vote thereon at a meeting called for that purpose at which a quorum is present.”

PROPOSAL NO. 5

AMENDMENT OF CHARTER, BY-LAWS OR OTHER DOCUMENTS

Removal of Ability to Take Shareholder Action By Written Consent

This request for written consent proposes an amendment to the Company’s By-Laws. The Proposal would delete Section 9, Article III, in its entirety, from the Company’s By-Laws. Section 9, Article III of the Company’s By-Laws permits shareholders of the Company to take corporate action by written action without a meeting. If approved by written consent, the shareholders would not be able to take corporate action by written action without a meeting. This amendment to the Company’s By-Laws would not have any effect on the Written Consent authorizing its removal. The Written Consent provides that the effectiveness of approval of this Proposal number five is contingent upon approval of Proposals one and two above. Such Proposal would be effective immediately upon delivery to the Company of written consents signed by a majority of the common stock outstanding on the record date, the number of holders required to take action.

Purpose of Eliminating the Ability to Take Shareholder Action by Written Consent

This Proposal may be considered an anti-takeover proposal by the SEC per release No. 34-15230 (Oct. 13, 1978).

Unless superseded by a specific provision, such as this, Florida business corporation law provides that any action required to be taken or which may be taken at any meeting of shareholder may be taken without a meeting, without prior notice and without a vote, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. Section 9, Article III of the By-Laws provide similarly. This fifth Proposal, if approved, would eliminate this section of the By-Laws and supersede the default Florida business corporation law provision. This would mean that no shareholder approval could be obtained without having an actual meeting of shareholders where information would be presented to all shareholders. The author of this solicitation believes that this is in the best interest of all the shareholders because before any shareholder vote could be taken more information would be available to them to evaluate the specific proposals. While it could slow down and increase the cost to get shareholder approval in the event of certain ministerial events, the author of this solicitation believes it is in the best interest of the Company to make sure there is the opportunity for a full discussion of the issue before an important matter affecting the Company requiring a shareholder vote is decided.

In the opinion of the author of this solicitation, as a public company, actions should be taken by shareholders at the Annual or Special Meetings. Although the author of this solicitation believes there advantages to requiring all actions of shareholders to be taken at an Annual or Special Meeting, there may also be perceived disadvantages including, reductions in shareholder flexibility.

INFORMATION DISCLOSED AS PART OF THIS INFORMATION STATEMENT

Interest Of Certain Persons In Matters To Be Acted Upon

The Participants in this Solicitation have an interest in all of the submitted Proposals. Both Mr. Flood and Mr. Depalo, Participants in this Solicitation, are nominees should vacancies exist upon the proposed removal of two existing members of the Board of Directors, pursuant to the Proposals set forth above. Such Proposals, if approved by written consent, will appoint Messrs. Flood and Depalo to the Board of Directors. Together with Mr. Prentice and Dr. Kratz who currently serve on the Board of Directors, the Participants in this Solicitation will obtain a controlling majority of the Company’s five person Board of Directors, if the Proposals set forth above are approved. As a result, the adoption of the Proposals will allow the Participants to exercise considerable power in the operation of World Energy Solutions, Inc. In addition, Proposals three and four are considered anti-takeover Proposals by the SEC per release No. 34-15230 (Oct. 13, 1978), and as such will make it difficult for future attempts to remove such directors, if elected. Proposal five may be considered an anti-takeover Proposal and may have the same effect.

Participants

The following information is provided separately for Mike Prentice, Dr. Robert G. Kratz, Robert Depalo and Philip G. Flood (as held by the Philip G. Flood Living Trust), each a Participant in this Solicitation.

A. Mike Prentice

(i) Name and business address:

Name: Mike Prentice

Business Address:	3900A 31st Street North
St. Petersburg, FL 33714

(ii) Occupation & location of employment:

Chairman of the Board of Directors and President of World Energy Solutions, Inc. Mike Prentice is employed by World Energy Solutions, Inc., whose address is 3900A 31st Street North, St. Petersburg, FL 33714.

(iii) Amount of securities beneficially owned

Mr. Prentice beneficially owns 4,500,000 shares of World Energy Solutions, Inc.

(iv) Below is a summary of securities of World Energy Solutions, Inc. purchased or sold in the past two years; the dates on which such purchases or sales were made; and amount purchased or sold on each date.

Date	Purchased(P)/Sold (S)	Number of Shares
3/15/07	S	1,000
3/22/07	S	200,000
4/3/07	S	50,000
4/8/07	S	50,000
4/26/07	S	20,000
6/11/07	S	40,000
6/29/07	S	200,000
6/29/07	S	40,000
7/30/07	S	200,000
8/15/07	S	125,000
9/15/07	S	200,000
9/16/07	S	100,000

(v) State whether the participant is, or was within the past year, a party to any contract, arrangement or understanding with respect to any shares of World Energy Solutions, Inc. including but not limited to joint ventures, loan or other arrangements or the giving or withholding of proxies. If so, name the parties to such contracts, arrangements or understandings and give the details thereof.

As discussed elsewhere in this solicitation, Mr. Prentice is currently under an employment contract with World Energy Solutions, Inc. and serves as the President and Chairman of the Board of Directors. In addition, Mr. Prentice received a proxy solicitation from the Board of Directors on or about December 22, 2006 in anticipation of the January 2007 annual meeting of shareholders. This proxy solicitation concerned the election of four directors to the board of directors; an amendment to the articles of incorporation regarding the authorized shares; and the approval of a new auditor. Mr. Prentice attended the annual meeting and voted his shares at that time.

(vi) Amount of securities owned by associates and the name and address of each associate.

For purposes of this solicitation, Messrs. Prentice, Depalo and Flood (as trustee to the Philip G. Flood Living Trust), as well as Dr. Kratz may be considered a group as that phrase is used in Rule 13d-5(b)(1). Please see the remainder of this section for each member of this informal group’s share ownership. In addition, Mr. Prentice has three grandchildren who are beneficial shareholders of World Energy Solutions, Inc. These shares are held, in trust, by George Lewis C/F and are a total of 300,000 shares.

(vii) Amount of each class of securities of any parent or subsidiary of World Energy Solutions, Inc. owned.

World Energy Solutions, Inc. has neither a parent nor subsidiary companies. Therefore, no such ownership need be disclosed.

(viii) Discussion of arrangement between participant and other persons regarding future employment or future transactions with the registrant.

Mike Prentice, Dr. Robert C. Kratz, Robert Depalo and Philip G. Flood (as trustee to the Philip G. Flood Living Trust) may be seen as participating in an informal, unwritten arrangement with regard to World Energy Solutions, Inc. This group may be seen as having an informal understanding among its members to hold shares for the purpose of obtaining control of the Company. The purpose of this group is to modify the composition of the board of directors by electing two new members to the board of directors and removing two current members of the board of directors. An additional purpose of this group is to amend the By-Laws of the Company to require a classified board of directors consisting of three classes of directors, with each class serving a three year term; to amend the Company’s By-Law so that directors may only be removed for cause; and to remove the ability of shareholders to act by written consent. Except for such matters, the participants do not have any specific plans regarding future transactions with registrant.

B. Dr. Robert C. Kratz

(i) Name and business address:

Name: Robert C. Kratz

Business Address:	13101 N. Florida Ave.
Tampa, FL 33612

(ii) Occupation & location of employment:

Occupation: CEO, CFO of Windemere Utility Co.

Robert Kratz is co-owner of Windemere Utility Co. whose address is

13101 N. Florida Ave., Tampa, FL 33612.

(iii) Amount of securities beneficially owned

Dr. Kratz beneficially owns 2,000,000 shares of World Energy

Solutions, Inc.

(iv) Below is a summary of securities of securities of World Energy Solutions, Inc. purchased or sold in the past two years; the dates on which such purchases or sales were made; and amount purchased or sold on each date. Also indicate if any such acquisitions were made with borrowed funds.

Date	Purchased(P)/Sold (S)	Number of Shares
8/25/04	P	100,000
6/1/05	P	300,000
7/6/05	P	100,000
3/24/06	P	200,000
2/7/07	P	1,300,000

(v) State whether the participant is, or was within the past year, a party to any contract, arrangement or understanding with respect to any shares of World Energy Solutions, Inc. including but not limited to joint ventures, loan or other arrangements or the giving or withholding of proxies. If so, name the parties to such contracts, arrangements or understandings and give the details thereof.

Dr. Kratz received a proxy solicitation from the Board of Directors on or about December 22, 2006 in anticipation of the January 2007 annual meeting of shareholders. This proxy solicitation concerned the election of four directors to the board of directors; an amendment to the articles of incorporation regarding the authorized shares; and the approval of a new auditor.

(vi) Amount of securities owned by associates and the name and address of each associate.

For purposes of this solicitation, Messrs. Prentice, Depalo and Flood (as trustee to the Philip G. Flood Living Trust), as well as Dr. Kratz may be considered associates of each other. Please see the remainder of this section for each member of this informal group’s share ownership. In addition, Mr. Prentice has three grandchildren who are beneficial shareholders of World Energy Solutions, Inc. These shares are held, in trust, by George Lewis C/F and represent a total of 300,000 shares.

(vii) Amount of each class of securities of any parent or subsidiary of World Energy Solutions, Inc. owned.

World Energy Solutions, Inc. has neither a parent nor subsidiary companies. Therefore, no such ownership need be disclosed.

(viii) Discussion of arrangement between participant and other persons regarding future employment or future transactions with the registrant.

Mike Prentice, Dr. Robert C. Kratz, Robert Depalo and Philip G. Flood (as trustee to the Philip G. Flood Living Trust) may be seen as participating in an informal, unwritten arrangement with regard to World Energy Solutions, Inc. This group may be seen as having an informal understanding among its members to hold shares for the purpose of obtaining control of the Company. The purpose of this group is to modify the composition of the board of directors by electing two new members to the board of directors and removing two current members of the board of directors. An additional purpose of this group is to amend the By-Laws of the Company to require a classified board of directors consisting of three classes of directors, with each class serving a three year term; to amend the Company’s By-Law so that directors may only be removed for cause; and to remove the ability of shareholders to act by written consent. Except for such matters, the participants do not have any specific plans regarding future transactions with registrant.

C. Robert Depalo

(i) Name and business address:

Name: Robert Depalo

Business Address:	1321 Indian Trail N.
Palm Harbor, FL 34683

(ii) Occupation & location of employment:

Occupation: President of RJD Technologies, Inc.

Robert Depalo is President of RJD Technologies, Inc., a corporation which provides engineering consultation services. RJD Technologies business address is 1321 Indian Trail N., Palm Harbor, FL 34683.

(iii) Amount of securities beneficially owned

Mr. Depalo beneficially owns 1,000,000 shares of World Energy Solutions, Inc.

(iv) Securities of World Energy Solutions, Inc. purchased or sold in the past two years; the dates on which such purchases or sales were made; and amount purchased or sold on each date. Also indicate if any such acquisitions were made with borrowed funds.

Date	Purchased(P)/Sold (S)	Number of Shares
8/1/05	P	500,000
4/9/07	P	500,000

(v) State whether the participant is, or was within the past year, a party to any contract, arrangement or understanding with respect to any shares of World Energy Solutions, Inc., including but not limited to joint ventures, loan or other arrangements or the giving or withholding of proxies. If so, name the parties to such contracts, arrangements or understandings and give the details thereof.

As discussed elsewhere in this solicitation, Mr. Depalo is currently under contract with World Energy Solutions, Inc. as a consultant. In addition, Mr. Depalo received a proxy solicitation from the Board of Directors on or about December 22, 2006 in anticipation of the January 2007 annual meeting of shareholders. This proxy solicitation concerned the election of four directors to the board of directors; an amendment to the articles of incorporation regarding the authorized shares; and the approval of a new auditor. Mr. Depalo attended the annual meeting and voted his shares at that time.

(vi) Amount of securities owned by associates and the name and address of each associate.

For purposes of this solicitation, Messrs. Prentice, Depalo and Flood (as trustee to the Philip G. Flood Living Trust), as well as Dr. Kratz may be considered associates of each other. Please see the remainder of this section for each member of this informal group’s share ownership. In addition, Mr. Prentice has three grandchildren who are beneficial shareholders of World Energy Solutions, Inc. These shares are held, in trust, by George Lewis C/F and are a total of 300,000 shares.

(vii) Amount of each class of securities of any parent or subsidiary of World Energy Solutions, Inc. owned.

World Energy Solutions, Inc. has neither a parent nor subsidiary companies. Therefore, no such ownership need be disclosed.

(viii) Discussion of arrangement between participant and other persons regarding future employment or future transactions with the registrant.

Mike Prentice, Dr. Robert C. Kratz, Robert Depalo and Philip G. Flood (as trustee to the Philip G. Flood Living Trust) may be seen as participating in an informal, unwritten arrangement with regard to World Energy Solutions, Inc. This group may be seen as having an informal understanding among its members to hold shares for the purpose of obtaining control of the Company. The purpose of this group is to modify the composition of the board of directors by electing two new members to the board of directors and removing two current members of the board of directors. An additional purpose of this group is to amend the By-Laws of the Company to require a classified board of directors consisting of three classes of directors, with each class serving a three year term; to amend the Company’s By-Law so that directors may only be removed for cause; and to remove the ability of shareholders to act by written consent. Except for such matters, the participants do not have any specific plans regarding future transactions with registrant.

D. Philip G. Flood (individually, and in his capacity as trustee of the Philip G. Flood Living Trust)

(i) Name and business address:

Name: Philip G. Flood

Business Address: None. Mr. Flood resides in Tampa, FL

(ii) Occupation & location of employment: Retired

(iii) Amount of securities beneficially owned

Mr. Flood beneficially owns 1,650,000 shares of World Energy Solutions, Inc. These shares are held in the Philip G. Flood living trust. Mr. Flood and his wife are co-trustees. Mr. Flood has the ability to vote all these shares.

(iv) Securities of World Energy Solutions, Inc. purchased or sold in the past two years; the dates on which such purchases or sales were made; and amount purchased or sold on each date. Also indicate if any such acquisitions were made with borrowed funds. (The following transactions were with the Philip G. Flood Living Trust)

Date	Purchased(P)/Sold (S)	Number of Shares
1/9/06	P	200,000
1/9/06	P	100,000
1/24/06	P	50,000
4/24/06	P	200,000
6/2/06	P	200,000
6/29/06	P	100,000
8/11/06	P	100,000
1/23/07	P	50,000
4/07	P	400,000
07/18/07	P	250,000

(v) State whether the participant is, or was within the past year, a party to any contract, arrangement or understanding with respect to any shares of World Energy Solutions, Inc., including but not limited to joint ventures, loan or other arrangements or the giving or withholding of proxies. If so, name the parties to such contracts, arrangements or understandings and give the details thereof.

Mr. Flood (as trustee to the Philip G. Flood Living Trust) received a proxy solicitation from the Board of Directors on or about December 22, 2006 in anticipation of the January 2007 annual meeting of shareholders. This proxy solicitation concerned the election of four directors to the board of directors; an amendment to the articles of incorporation regarding the authorized shares; and the approval of a new auditor. Mr. Flood attended the annual meeting.

(vi) Amount of securities owned by associates and the name and address of each associate.

For purposes of this solicitation, Messrs. Prentice, Depalo and Flood (as trustee to the Philip G. Flood Living Trust), as well as Dr. Kratz may be considered associates of each other. Please see the remainder of this section for each member of this informal group’s share ownership. In addition, Mr. Prentice has three grandchildren who are beneficial shareholders of World Energy Solutions, Inc. These shares are held, in trust, by George Lewis C/F and are a total of 300,000 shares.

(vii) Amount of each class of securities of any parent or subsidiary of World Energy Solutions, Inc. owned.

World Energy Solutions, Inc. has neither a parent nor subsidiary companies. Therefore, no such ownership need be disclosed.

(viii) Discussion of arrangement between participant and other persons regarding future employment or future transactions with the registrant.

Mike Prentice, Dr. Robert C. Kratz, Robert Depalo and Philip G. Flood (as trustee to the Philip G. Flood Living Trust) may be seen as participating in an informal, unwritten arrangement with regard to World Energy Solutions, Inc. This group may be seen as having an informal understanding among its members to hold shares for the purpose of obtaining control of the Company. The purpose of this group is to modify the composition of the board of directors by electing two new members to the board of directors and removing two current members of the board of directors. An additional purpose of this group is to amend the By-Laws of the Company to require a classified board of directors consisting of three classes of directors, with each class serving a three year term; to amend the Company’s By-Law so that directors may only be removed for cause; and to remove the ability of shareholders to act by written consent. Except for such matters, the participants do not have any specific plans regarding future transactions with registrant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnification

The Company’s By-Laws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Florida law, including in circumstances in which indemnification is otherwise discretionary under such law.

WHERE YOU CAN FIND MORE INFORMATION REGARDING THE COMPANY

World Energy Solutions, Inc. files annual, quarterly and current reports and other information with the SEC. The annual reports include World Energy Solutions, Inc.’s audited financial statements and the quarterly reports include World Energy Solutions, Inc.’s unaudited financial statements. You may read and copy any reports, statements or other information that World Energy Solutions, Inc.’s file at the SEC’s public reference room, which is located at 100 F. Street N.E., Washington, D.C. 20549. Common shareholders may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. Copies of such materials are also available from the public reference section of the SEC at 100 F. Street N.E., Washington, D.C. 20549 at prescribed rates. Copies of such materials may also be accessed through the SEC’s internet web site at http://www.sec.gov. You may also request a copy of World Energy Solutions, Inc.’s filings by contacting the Secretary of World Energy Solutions, Inc.’s at 3900A 31st Street North, St. Petersburg, Florida 33714.

You should rely only on the information contained in this proxy statement to consider providing your written consent to the proposals set forth herein.

This proxy statement is dated [    ], 2007. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date (except as otherwise expressly provided in this proxy statement), and mailing of this proxy statement to Common Shareholders will not create any implication to the contrary.

Appendix A

WORLD ENERGY SOLUTIONS, INC.

CONSENT OF STOCKHOLDER TO ACTION WITHOUT A MEETING

THIS CONSENT IS SOLICITED BY MR. PHILIP G. FLOOD, AND MRS. MARIE MARGARET FLOOD, AS TRUSTEES

OF THE PHILIP G. FLOOD LIVING TRUST,

A SHAREHOLDER OF WORLD ENERGY SOLUTIONS, INC.

Unless otherwise indicated below, the undersigned a stockholder on October 8, 2007 (the “Record Date”) of World Energy Solutions, Inc. (the “Company”), hereby consents, pursuant to Article III, Section 9 of the Company’s By-Laws and Section 607.0704(1), Florida Statutes, with respect to all shares of Common Stock, par value $.0001 per share of the Company (the “Common Stock”), held by the undersigned, to each of the following actions without a meeting, without prior notice, and without a vote.

MR. PHILIP G. FLOOD, AND MRS. MARIE MARGARET FLOOD, AS TRUSTEES OF THE PHILIP G. FLOOD LIVING TRUST, A SHAREHOLDER OF WORLD ENERGY SOLUTIONS, INC., RECOMMENDS THAT YOU CONSENT TO THE FOLLOWING RESOLUTIONS. Resolution three and four below are considered anti-takeover proposals by the SEC per release No. 34-15230. Proposal five may be considered an anti-takeover proposal. Proposals three, four, and five are contingent upon the passage of Proposals one and two. Should Proposals one and two fail to be passed, then Proposals three, four and five will no longer be considered.

1. RESOLVED THAT: The following persons are hereby removed as directors of the Company: Benjamin C. Croxton and Keith Drucker.

☐ Consent	☐ Consent Withheld	☐ Abstain

If you wish to consent to the removal of certain of the above-named directors, but not all of them, check the “consent” box above and write the name of each person you do not wish removed in the following space:

.

2. RESOLVED THAT: The following persons are hereby elected as directors of the Company, to fill the vacancies on the board of directors created by such removals: Philip G. Flood and Robert Depalo.

☐ Consent	☐ Consent Withheld	☐ Abstain

If you wish to consent to the election of certain of the above-named persons, but not all of them, check the “consent” box above and write the name of each person you do not wish removed in the following space:

.

* If Proposal Number 1 above is not approved by a majority of the common stock outstanding on the record date, then there will be no vacancies on the Board of Directors to be filled.

3. RESOLVED THAT: Section 3 of Article IV of the Company’s By-Laws are amended to read as follows:

Section 3. Election and Term: At each annual meeting the Shareholders shall elect directors to hold office until the end of their term. The Board of Directors shall be divided into three classes. The number of directors elected to each class shall be as nearly equal in number as possible. Each director in the first class shall be elected to an initial term expiring at the next ensuing annual meeting of stockholders, each director in the second class shall be elected to an initial term expiring at the annual meeting of stockholders held one year thereafter and each director in the third class shall be elected to an initial term expiring at the annual meeting of stockholders held two years thereafter, in each case until his or her successor is duly elected and qualified or until his or her earlier resignation, death, incapacity or removal from office. The Company will use its best efforts to have an uneven number of directors on the Company’s Board of Directors after the third class of directors is elected. Upon expiration of the initial terms of office for each class of directors, the successor directors of each class shall be elected for a full term of three years, to serve until their successors are duly elected and qualified or until their earlier resignation, death, incapacity or removal from office. The Board of Directors shall apportion any increase or decrease in the number of directors among the classes as nearly equal in number as possible.

☐ Consent	☐ Consent Withheld	☐ Abstain

* If Proposal Number 1 and Proposal Number 2 above are not approved by a majority of the common stock outstanding on the record date, then this third Proposal will no longer be considered. This Proposal is contingent upon the passage of Proposals 1 and 2 above.

4. RESOLVED THAT: Section 5 of Article IV of the Company’s By-Laws are amended to read as follows:

Section 5. Removal: A director may only be removed for cause by the affirmative vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares entitled to vote thereon at a meeting called for that purpose at which a quorum is present.

☐ Consent	☐ Consent Withheld	☐ Abstain

* If Proposal Number 1 and Proposal Number 2 above are not approved by a majority of the common stock outstanding on the record date, then this fourth Proposal will no longer be considered. This Proposal is contingent upon the passage of Proposals 1 and 2 above.

5. RESOLVED THAT: Section 9, Article III of the Company’s By-Laws is removed in its entirety. Section 9, Article III of the Company’s By-Laws permits that shareholders of the Company to take corporate action by written action without a meeting. By consenting below, you are expressing your approval to eliminating the right of shareholders to take corporate action by written action without a meeting. This amendment to the Company’s By-Laws will not have any affect on this Written Consent.

☐ Consent	☐ Consent Withheld	☐ Abstain

* If Proposal Number 1 and Proposal Number 2 above are not approved by a majority of the common stock outstanding on the record date, then this fifth Proposal will no longer be considered. This Proposal is contingent upon the passage of Proposals 1 and 2 above.

To consent, withhold consent, or abstain from consenting to the Proposals set forth above, check the appropriate boxes above. THIS CONSENT MUST BE SIGNED AND DATED TO BE VALID.

[SIGNATURES FOLLOW ON NEXT PAGE]

Dated: October , 2007

Signature

Title or authority, if applicable

Signature, if held jointly

Title or authority, if applicable

Please sign exactly as name appears on this Consent. If shares are registered in more than one name, the signature of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person. This Consent shall vote all shares to which the signatory is entitled.

PLEASE DATE, SIGN, AND MAIL THE CONSENT PROMPTLY, USING THE ENCLOSED ENVELOPE.

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